Exhibit 10.31

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THESE SECURITIES UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

GREAT BASIN SCIENTIFIC, INC.

VOID AFTER EXPIRATION DATE (DEFINED HEREIN)

This warrant (the “Warrant”) is issued, for good and valuable consideration, receipt of which is hereby acknowledged, to [                    ] (“Holder”), by Great Basin Scientific, Inc., a Delaware corporation (the “Company”), effective as of [                    ], (the “Warrant Issue Date”).

1. Purchase of Shares.

(a) Number of Shares. Subject to the terms, conditions and adjustments hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company at the address specified in Section 15 herein (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company up to [                    ] fully paid and nonassessable shares of the Company’s Common Stock, no par value per share (the “Common Stock”).

(b) Exercise Price. The exercise price for the shares of Common Stock shall be $[        ] per share (such price, as adjusted from time to time, is referred to as the “Exercise Price”).

2. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term beginning on the Warrant Issue Date and ending at 5:00 p.m., Salt Lake City, Utah time, on [                    ] (the “Expiration Date”); provided, however, this Warrant shall no longer be exercisable and become null and void upon the consummation of any “Termination Event” defined as (a) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets or its business; (b) the consummation of a merger, reverse merger or consolidation of the Company with any other corporation, other than a merger, or consolidation which would result in the voting securities of the company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company of such surviving entity outstanding immediately after such merger or consolidation; or (c) the consummation of the transfer (whether by merger, consolidation or otherwise), in one transaction or series of related transactions, to a person or group of affiliated persons, of this Company’s securities, if after such consummation, such person or group of affiliated persons would hold 50% or more of the outstanding voting stock of the Company (or the surviving or acquiring entity). In the event of a Termination Event, the Company shall notify the Holder at least five (5) days prior to the consummation of such Termination Event.

3. Method of Exercise. While this Warrant remains outstanding and is exercisable in accordance with Section 2 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices at the address specified in Section 15 herein; and

(b) the payment to the Company of a cash amount equal to the aggregate Exercise Price for the number of shares of Common Stock being purchased.

4. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of shares of Common Stock so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within 30 days of the delivery of the subscription notice.

5. Issuance of Shares. The Company covenants that the Common Stock, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

6. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of shares of Common Stock issuable upon the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of shares of Common Stock purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b) Reclassification, Reorganization or Change. In case of any reclassification, capital reorganization or change in the Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 6(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

7. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the Exercise Price then in effect.

8. No Shareholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Common Stock, including (without limitation) the right to vote such Common Stock, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 8 shall limit the right of the Holder to be provided any notices required under this Warrant. Furthermore, nothing in this Section 8 nor in this Warrant shall be construed to limit, abrogate, or otherwise affect the Holder’s rights, if any, with respect to other securities, interests, equity, ownership, or stock in the Company.

9. Transfers of Warrant. This Warrant may be transferred only upon the written consent of the Company.

10. Successors and Assigns. Subject to Section 9, the terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and their respective successors and assigns.

11. Amendments and Waivers. ANY PROVISION OF THIS NOTE MAY BE AMENDED, WAIVED, MODIFIED, DISCHARGED OR TERMINATED SOLELY UPON THE WRITTEN CONSENT OF BOTH THE COMPANY AND THE HOLDER.

12. Attorneys’ Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which it may be entitled.

13. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

14. Governing Law. This Warrant shall be governed by and construed under the laws of the State of Utah as applied to agreements among Utah residents entered into and to be performed entirely within Utah, without reference to principles of conflict of laws or choice of laws.

15. Notices. Any notice or other communication required or permitted to be given under this Note shall be in writing, shall be delivered by hand or overnight courier service, by certified mail, postage prepaid, or by facsimile or e-mail, and will be deemed given upon delivery, if delivered personally, one business day after deposit with a national courier service for overnight delivery, or one business day after transmission by facsimile or e-mail with confirmation of receipt, and three days after deposit in the mails, if mailed, to the following addresses:

If to the Company:

Great Basin Scientific, Inc.

2441 South 3850 West

Salt Lake City, UT 84120

Attention: Ryan Ashton, President & CEO

If to Holder:

[                    ], at the address set forth on the signature page hereto.

16. Representations of the Holder. The Holder hereby represents and warrants to the Company as follows:

(a) Investment. The Holder understands that the investment in this Warrant (as well as the securities issuable upon exercise of the Warrant) is a speculative investment and represents that the Holder is aware of the business affairs and financial condition of the Company and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire such securities. Moreover the Holder acknowledges that the Warrant is being acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Holder further understands that neither the Warrant nor underlying securities have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend on, among other things, the bona fide nature of the Holder’s investment intent as expressed herein.

(b) Disclosure of Information. The Holder acknowledges that the Holder has received and reviewed this Warrant and all the information the Holder considers necessary or appropriate for deciding whether to make this investment and accept this Warrant. The Holder further represents that the Holder has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects and financial condition of the Company and to consult with counsel of the Holder’s choosing regarding the terms and conditions of this investment.

(c) Investment Experience. The Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment. If other than an individual, the Holder also represents that it has not been organized for the purpose of acquiring this Warrant and is duly authorized to make this investment.

(d) Accredited Investor. The Holder is an “accredited investor” within the meaning of U.S. Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect, promulgated under the Securities Act.

(e) Restricted Securities. The Holder understands that the securities issuable upon exercise of the Warrant will be characterized as “restricted securities” under the United States federal securities laws inasmuch as they would be acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Holder represents that the Holder is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(f) Legends. It is understood that the certificates evidencing the Securities issuable upon exercise of the Warrant may bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THE SHARES ARE REGISTERED UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

17. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Holder shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any shares acquired under this Warrant without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any shares subject to the Market Stand-Off, or into which such shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the shares acquired under this Warrant until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 17. This Section 17 shall not apply to shares registered in the public offering under the Securities Act, and the Holder shall be subject to this Section 17 only if the directors and officers of the Company are subject to similar arrangements.

[Signature page follows]

IN WITNESS WHEREOF, the Company caused this Warrant to be executed by an officer thereunto duly authorized.

GREAT BASIN SCIENTIFIC, INC.

By:
Name:
Its:

ACCEPTED AND AGREED:

[                                                         ]

Address: